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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):  February 7, 2001



                                FreeMarkets, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                     000-27913                04-3265483
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)



    FreeMarkets Center, 210 Sixth Avenue
          Pittsburgh, Pennsylvania                               15222
  ----------------------------------------                     ----------
  (Address of principal executive offices)                     (Zip code)



Registrant's telephone number, including area code: (412) 434-0500




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Item 5.  Other Events.

     On February 7, 2001, FreeMarkets, Inc., a Delaware corporation ("FreeMarkets"), entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with Adexa, Inc., a California corporation ("Adexa"), and Axe Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of FreeMarkets ("Merger Sub").

     Subject to the terms and conditions of the Merger Agreement, at the effective time of the merger (the "Merger"), Merger Sub shall be merged with and into Adexa, the separate corporate existence of Merger Sub shall cease, and Adexa will continue as a wholly owned subsidiary of FreeMarkets. Pursuant to the Merger Agreement, FreeMarkets has agreed to issue 17,250,000 shares of its common stock and options in exchange for all of the outstanding shares and options of Adexa.

     The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. Consummation of the Merger is subject to certain conditions, including receipt of the necessary approvals by the stockholders of FreeMarkets and Adexa.

     The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to FreeMarkets' Rule 425 filing on February 9, 2001. In addition, a copy of the press release dated February 8, 2001, issued by FreeMarkets, relating to the above-described transaction is incorporated herein by reference to FreeMarkets' Rule 425 filing on February 8, 2001.

     FreeMarkets plans to file a Registration Statement on SEC Form S-4 in connection with the transaction, and FreeMarkets expects to mail a Proxy Statement/Prospectus to stockholders of FreeMarkets and Adexa containing information about the transaction. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. The Registration Statement and the Proxy Statement/Prospectus will contain important information about FreeMarkets, Adexa, the transaction and related matters. Investors and security holders will be able to obtain free copies of these documents through the website maintained by the U.S. Securities and Exchange Commission at www.sec.gov. Free copies of the Proxy Statement/Prospectus and these other documents may also be obtained from FreeMarkets by directing a request through the Corporate Info/Investor Relations portion of FreeMarkets' website at www.freemarkets.com or by mail to FreeMarkets, Inc., Investor Relations, FreeMarkets Center, 210 Sixth Avenue, Pittsburgh, PA 15222, telephone 412-297-8950.

     In addition to the Registration Statement and the Proxy Statement/Prospectus, FreeMarkets files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information filed by FreeMarkets at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the SEC's other Public Reference Rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Rooms. FreeMarkets' filings with the SEC are also available to the public from commercial documents-retrieval services and at the website maintained by the SEC at www.sec.gov.



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     FreeMarkets and Adexa and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from FreeMarkets stockholders in favor of the issuance of FreeMarkets stock in the transaction and from Adexa shareholders in favor of the adoption of the definitive agreement. A description of any interests that such directors and executive officers have in the transaction will be available in the Proxy Statement/Prospectus.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

     Exhibit No.   Description
     -----------   -----------
        2.1        Agreement and Plan of Merger, dated as of February 7, 2001, by and among FreeMarkets, Inc., Axe Acquisition Corporation and Adexa, Inc. (incorporated by reference to FreeMarkets'
                   425 filing dated February 9, 2001).

        99.1       Press Release dated February 8, 2001, announcing
                   FreeMarkets' agreement to acquire Adexa (incorporated by reference to FreeMarkets' 425 filing dated February 8, 2001).



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FreeMarkets, Inc.


Date:  February 9, 2001                        By: /s/  Joan S. Hooper
                                                  ----------------------------
                                                   Senior Vice President
                                                   and Chief Financial Officer






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                                  EXHIBIT INDEX


  Exhibit No.     Exhibit
  -----------     -------
     2.1          Agreement and Plan of Merger, dated as of February 7, 2001, by and among FreeMarkets, Inc., Axe Acquisition Corporation and Adexa, Inc. (incorporated by reference to FreeMarkets'
                  425 filing dated February 9, 2001).

    99.1 Press release dated February 8, 2001, announcing FreeMarkets' agreement to acquire Adexa (incorporated by reference to FreeMarkets' 425 filing dated February 8, 2001).